                                                             EXHIBIT EX99.B.4(b)

                             ___________________________________________________
[LOGO APPEARS HERE]          AETNA LIFE INSURANCE AND ANNUITY COMPANY
                             Home Office:  151 Farmington Avenue
                             Hartford, Connecticut  06156
                             (800) 525-4225

                             Aetna Life Insurance and Annuity Company, herein
                             called Aetna, agrees to pay the benefits stated in
                             the Contract.
________________________________________________________________________________
 CERTIFICATE OF              To the Certificate Holder:
 GROUP ANNUITY
 COVERAGE                    Aetna certifies that coverage is in force for you
                             under the stated Group Annuity Contract and Certificate numbers. All data shown here is taken from Aetna records and is based upon information furnished by you.

                             This Certificate is a summary of the Group Annuity Contract provisions. It replaces any and all prior certificates, riders, or amendments issued to you under the stated Contract and Certificate numbers. This Certificate is for information only and is not a part of the Contract.

                             THE VARIABLE FEATURES OF THE GROUP CONTRACT ARE
                             DESCRIBED IN PARTS III AND IV.
________________________________________________________________________________
 RIGHT TO                    You may cancel this Certificate within 10 days of
 CANCEL                      receiving it by returning this Certificate along
                             with a written notice to Aetna at the above address or to the agent from whom it was purchased. Within 7 days after it receives the notice of cancellation and this Certificate at its Home Office, Aetna will return the entire consideration paid plus any increase or minus any decrease in the current value of any funds allocated to the Separate Account.

             Dan Kearney                          Lucille M. Nickerson

             President                                Secretary

________________________________________________________________________________
 Contract Holder                                    Group Annuity Contract No.
 SPECIMEN                                           SPECIMEN
________________________________________________________________________________
 Your Name                                          Certificate No.
 JOHN DOE                                           SPECIMEN
________________________________________________________________________________
 Annuitant Name                                     Type of Plan
 JOHN DOE JR.                                       IRA ROLLOVER
________________________________________________________________________________

 ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.

SPECIFICATIONS

________________________________________________________________________________
GUARANTEED                   There are guaranteed interest rates for amounts
INTEREST RATE                held in the AG Account (see Contract Schedule I).
________________________________________________________________________________
DEDUCTIONS FROM              There will be deductions for mortality and expense
THE SEPARATE                 risks and administrative fees (see Contract
ACCOUNT                      Schedule I and II).
________________________________________________________________________________
DEDUCTION FROM               Purchase Payment is subject to a deduction for
PURCHASE                     premium taxes, if any (see 3.01).
PAYMENT(S)
________________________________________________________________________________
SURRENDER                    There will be a charge deducted upon surrender
FEE                          (see Contract Schedule I).

                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

SEPARATE ACCOUNT
________________________________________________________________________________

SEPARATE ACCOUNT:            Variable Annuity Account B

CHARGES TO SEPARATE          A daily charge is deducted from any portion of the
ACCOUNT:                     Current Value allocated to the Separate Account.
                             The deduction is the daily equivalent of the annual effective percentage shown in the following chart.

                             Administrative Charge     0.15%
                             Mortality Risk Charge     0.35%
                             Expense Risk Charge       0.90%
                                                       -----
                             Total Separate Account
                             Charges                   1.40%

SEPARATE ACCOUNT FUNDS:      During the Accumulation Period the Funds available
                             with this Contract are:

                             Aetna Variable Fund
                             Aetna Income Shares
                             Aetna Variable Encore Fund
                             Aetna Investment Advisers Fund, Inc.
                             Aetna Ascent Variable Portfolio
                             Aetna Crossroads Variable Portfolio
                             Aetna Legacy Variable Portfolio
                             The Alger American Fund - Alger American Balanced Portfolio
                             The Alger American Fund - Alger American Income and Growth Portfolio
                             The Alger American Fund - Alger American Growth Portfolio
                             The Alger American Fund - Alger American Midcap Growth Portfolio
                             The Alger American Fund - Alger American Leveraged Allcap Portfolio
                             The Alger American Fund - Alger American Small Capitalization Portfolio
                             Fidelity Investments Variable Insurance Products Fund -High Income Portfolio
                             Fidelity Investments Variable Insurance Products Fund -Equity-Income Portfolio
                             Fidelity Investments Variable Insurance Products Fund -Growth Portfolio
                             Fidelity Investments Variable Insurance Products Fund -Overseas Portfolio
                             Fidelity Investments Variable Insurance Products Fund II -Investment Grade Bond Portfolio
                             Fidelity Investments Variable Insurance Products Fund II -Asset Manager Portfolio
                             Fidelity Investments Variable Insurance Products Fund II -Index 500 Portfolio
                             Fidelity Investments Variable Insurance Products Fund II -Contrafund Portfolio

                              ACCUMULATION PERIOD

SEPARATE ACCOUNT (CONT'D)
________________________________________________________________________________

SEPARATE ACCOUNT FUNDS       Insurance Management Series -Equity Growth and
(CONT'D):                    Income Fund Insurance Management Series -
                             International Stock Fund
                             Insurance Management Series -Corporate Bond Fund
                             Insurance Management Series -U.S. Government Bond
                             Fund
                             Insurance Management Series -Utility Fund
                             Janus Aspen Series -Aggressive Growth Portfolio
                             Janus Aspen Series - Balanced Portfolio
                             Janus Aspen Series - Flexible Income Portfolio
                             Janus Aspen Series - Growth Portfolio
                             Janus Aspen Series - Short-Term Bond Portfolio
                             Janus Aspen Series - Worldwide Growth Portfolio
                             Lexington Emerging Markets Fund
                             Lexington Natural Resources Trust
                             TCI Portfolios, Inc. - TCI International
                             TCI Portfolios, Inc. - TCI Growth
                             TCI Portfolios, Inc. - TCI Balanced

ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
________________________________________________________________________________

MINIMUM GUARANTEED           3.0%.
INTEREST RATE (effective
annual rate of return):

SEPARATE ACCOUNT AND AG ACCOUNT
________________________________________________________________________________

MINIMUM INITIAL PURCHASE     $5,000
PAYMENT:

MAXIMUM INITIAL PURCHASE     $500,000
PAYMENT WITHOUT HOME
OFFICE APPROVAL:

TRANSFERS:                   An unlimited number of Transfers may be made during
                             the Accumulation Period. Aetna allows 12 free
                             Transfers in any calendar year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

MINIMUM TRANSFER             $500
AMOUNT:

MAINTENANCE FEE:             The annual Maintenance Fee is $30. If the Current
                             Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance
                             Fee is $0.

                              ACCUMULATION PERIOD


SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
________________________________________________________________________________
SURRENDER FEE:               For each surrender, the Surrender Fee will be
                             determined as follows:

                                                                        Surrender Fee
                             Length of Time from Deposit of Net       (as percentage of
                             Purchase Payment (Years)               Net Purchase Payment)
                             Less than 1 year                               7%
                             1 or more but less than 2 years                6%
                             2 or more but less than 3 years                5%
                             3 or more but less than 4 years                4%
                             4 or more but less than 5 years                3%
                             5 or more but less than 6 years                2%
                             6 or more but less than 7 years                1%
                             7 years or more                                0%

SYSTEMATIC WITHDRAWAL        The specified payment or specified percentage may
OPTION (SWO)                 not be greater than 10% of the Current Value at
PERCENTAGE:                  time of election.

SWO MINIMUM INITIAL          $25,000
CURRENT VALUE:

SWO MINIMUM PAYMENT          $500
AMOUNT:

ESTATE CONSERVATION          $25,000
OPTION (ECO) MINIMUM
INITIAL CURRENT VALUE:

See 1. GENERAL DEFINITIONS for explanations.


                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

SEPARATE ACCOUNT
________________________________________________________________________________

SEPARATE ACCOUNT:            Variable Annuity Account B

CHARGES TO SEPARATE          A daily charge is deducted from any portion of the
ACCOUNT:                     Current Value allocated to the Separate Account.
                             The deduction is the daily equivalent of the annual effective percentage shown in the following chart.

                             Administrative Charge     0.15%
                             Mortality Risk Charge     0.35%
                             Expense Risk Charge       0.90%
                                                       -----
                             Total Separate Account
                             Charges                   1.40%

SEPARATE ACCOUNT FUNDS:      During the Accumulation Period the Funds available
                             with this Contract are:

                             Aetna Variable Fund
                             Aetna Income Shares
                             Aetna Variable Encore Fund
                             Aetna Investment Advisers Fund, Inc.
                             Aetna Ascent Variable Portfolio
                             Aetna Crossroads Variable Portfolio
                             Aetna Legacy Variable Portfolio
                             Janus Aspen Series - Aggressive Growth Portfolio Janus Aspen Series - Flexible Income Portfolio Janus Aspen Series - Growth Portfolio
                             Lexington Emerging Markets Fund
                             Lexington Natural Resources Trust
                             TCI Portfolios, Inc. - TCI International
                             TCI Portfolios, Inc. - TCI Growth
                             TCI Portfolios, Inc. - TCI Balanced

ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
________________________________________________________________________________

MINIMUM GUARANTEED           3.0%.
INTEREST RATE (effective
annual rate of return):

                              ACCUMULATION PERIOD


SEPARATE ACCOUNT AND AG ACCOUNT
________________________________________________________________________________
MINIMUM INITIAL PURCHASE     $5,000
PAYMENT:

MAXIMUM INITIAL PURCHASE     $500,000
PAYMENT WITHOUT HOME
OFFICE APPROVAL:

TRANSFERS:                   An unlimited number of Transfers may be made during
                             the Accumulation Period. Aetna allows 12 free
                             Transfers in any calendar year. Thereafter, Aetna
                             reserves the right to charge $10 for each
                             subsequent Transfer.

MINIMUM TRANSFER             $500
AMOUNT:

MAINTENANCE FEE:             The annual Maintenance Fee is $30. If the Current
                             Value is $50,000 or more on the date the
                             Maintenance Fee is to be deducted, the Maintenance
                             Fee is $0.

SURRENDER FEE:               For each surrender, the Surrender Fee will be
                             determined as follows:

                                                                        Surrender Fee
                             Length of Time from Deposit of Net       (as percentage of
                             Purchase Payment (Years)               Net Purchase Payment)
                             Less than 1 year                                7%
                             1 or more but less than 2 years                 6%
                             2 or more but less than 3 years                 5%
                             3 or more but less than 4 years                 4%
                             4 or more but less than 5 years                 3%
                             5 or more but less than 6 years                 2%
                             6 or more but less than 7 years                 1%
                             7 years or more                                 0%

SYSTEMATIC WITHDRAWAL        The specified payment or specified percentage may
OPTION (SWO)                 not be greater than 10% of the Current Value at
PERCENTAGE:                  time of election.

SWO MINIMUM INITIAL          $25,000
CURRENT VALUE:


                              ACCUMULATION PERIOD

SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
________________________________________________________________________________

SWO MINIMUM PAYMENT          $500
AMOUNT:

ESTATE CONSERVATION          $25,000
OPTION (ECO) MINIMUM
INITIAL CURRENT VALUE:

See 1. GENERAL DEFINITIONS for explanations.

                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

SEPARATE ACCOUNT
________________________________________________________________________________

SEPARATE ACCOUNT:            Variable Annuity Account B

CHARGES TO SEPARATE          A daily charge is deducted from any portion of the
ACCOUNT:                     Current Value allocated to the Separate Account.
                             The deduction is the daily equivalent of the annual effective percentage shown in the following chart.

                             Administrative Charge     0.15%
                             Mortality Risk Charge     0.35%
                             Expense Risk Charge       0.90%
                                                       -----
                             Total Separate Account
                             Charges                   1.40%

SEPARATE ACCOUNT FUNDS:      During the Accumulation Period the Funds available
                             with this Contract are:

                             Insurance Management Series - Equity Growth and Income Fund
                             Insurance Management Series - Utility Fund
                             Insurance Management Series - Prime Money Fund Insurance Management Series - U.S. Government Bond Fund
                             Insurance Management Series - Corporate Bond Fund Insurance Management Series - International Stock Fund

ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
________________________________________________________________________________

MINIMUM GUARANTEED           3.0%.
INTEREST RATE (effective
annual rate of return):

                              ACCUMULATION PERIOD


SEPARATE ACCOUNT AND AG ACCOUNT
________________________________________________________________________________
MINIMUM INITIAL PURCHASE     $5,000
PAYMENT:

MAXIMUM INITIAL PURCHASE     $500,000
PAYMENT WITHOUT HOME
OFFICE APPROVAL:

TRANSFERS:                   An unlimited number of Transfers may be made during
                             the Accumulation Period. Aetna allows 12 free
                             Transfers in any calendar year. Thereafter, Aetna
                             reserves the right to charge $10 for each
                             subsequent Transfer.

MINIMUM TRANSFER             $500
AMOUNT:

MAINTENANCE FEE:             The annual Maintenance Fee is $30. If the Current
                             Value is $50,000 or more on the date the
                             Maintenance Fee is to be deducted, the Maintenance
                             Fee is $0.

SURRENDER FEE:               For each surrender, the Surrender Fee will be
                             determined as follows:

                                                                        Surrender Fee
                             Length of Time from Deposit of Net       (as percentage of
                             Purchase Payment (Years)               Net Purchase Payment)
                             Less than 1 year                               7%
                             1 or more but less than 2 years                6%
                             2 or more but less than 3 years                5%
                             3 or more but less than 4 years                4%
                             4 or more but less than 5 years                3%
                             5 or more but less than 6 years                2%
                             6 or more but less than 7 years                1%
                             7 years or more                                0%

SYSTEMATIC WITHDRAWAL        The specified payment or specified percentage may
OPTION (SWO)                 not be greater than 10% of the Current Value at
PERCENTAGE:                  time of election.

SWO MINIMUM INITIAL          $25,000
CURRENT VALUE:


                              ACCUMULATION PERIOD

SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
________________________________________________________________________________

SWO MINIMUM PAYMENT          $500
AMOUNT:

ESTATE CONSERVATION          $25,000
OPTION (ECO) MINIMUM
INITIAL CURRENT VALUE:

See 1. GENERAL DEFINITIONS for explanations.

                             CONTRACT SCHEDULE II
                                ANNUITY PERIOD

SEPARATE ACCOUNT
________________________________________________________________________________

CHARGES TO SEPARATE          A daily charge at an annual effective rate of 1.25%
ACCOUNT:                     for Annuity mortality and expense risks. The
                             administrative charge is established upon election of an Annuity option. This charge will not exceed
                             0.25%.

VARIABLE ANNUITY ASSUMED     If a Variable Annuity is chosen, an assumed annual
ANNUAL NET RETURN RATE:      net return rate of 5.0% may be elected. If 5.0% is
                             not elected, Aetna will use an assumed annual net return rate of 3.5%.

                             The assumed annual net return rate factor for 3.5% per year is 0.9999058.

                             The assumed annual net return rate factor for 5.0% per year is 0.9998663.

                             If the portion of a Variable Annuity payment for any Fund is not to decrease, the Annuity return factor under the Separate Account for that Fund must be:

                             (a) 4.75% on an annual basis plus an annual return
                                 of up to 0.25% to offset the administrative charge set at the time Annuity payments commence if an assumed annual net return rate of 3.5% is chosen; or

                             (b) 6.25% on an annual basis plus an annual return
                                 of up to 0.25% to offset the administrative charge set at the time Annuity payments commence, if an assumed annual net return rate of 5% is chosen.

FIXED ANNUITY
________________________________________________________________________________

MINIMUM GUARANTEED           3.0%
INTEREST RATE (effective
annual rate of return):

See 1. GENERAL DEFINITIONS for explanations.

                               TABLE OF CONTENTS

I.  GENERAL DEFINITIONS
________________________________________________________________________________

                                                                            PAGE
1.01  Account................................................................10
1.02  Accumulation Period....................................................10
1.03  Adjusted Current Value.................................................10
1.04  ALIAC Guaranteed Account (AG Account)..................................10
1.05  Annuitant..............................................................10
1.06  Annuity................................................................10
1.07  Beneficiary............................................................10
1.08  Certificate Holder.....................................................10
1.09  Code...................................................................10
1.10  Contract...............................................................10
1.11  Contract Holder........................................................10
1.12  Current Value..........................................................10
1.13  Deposit Period.........................................................11
1.14  Dollar Cost Averaging..................................................11
1.15  Fixed Annuity..........................................................11
1.16  Fund(s)................................................................11
1.17  General Account........................................................11
1.18  Guaranteed Rate - AG Account...........................................11
1.19  Guaranteed Term........................................................11
1.20  Guaranteed Term(s) Groups..............................................11
1.21  Maintenance Fee........................................................11
1.22  Market Value Adjustment (MVA)..........................................12
1.23  Matured Term Value.....................................................12
1.24  Matured Term Value Transfer............................................12
1.25  Maturity Date..........................................................12
1.26  Net Purchase Payment...................................................12
1.27  Nonunitized Separate Account...........................................12
1.28  Purchase Payment.......................................................12
1.29  Reinvestment...........................................................13
1.30  Separate Account.......................................................13
1.31  Surrender Value........................................................13
1.32  Transfers..............................................................13

                                                                            PAGE
1.33  Valuation Period (Period)..............................................13
1.34  Variable Annuity.......................................................13

II.   GENERAL PROVISIONS
________________________________________________________________________________
2.01  Change of Contract.....................................................13
2.02  Change of Fund(s)......................................................14
2.03  Nonparticipating Contract..............................................14
2.04  Payments and Elections.................................................15
2.05  State Laws.............................................................15
2.06  Control of Contract....................................................15
2.07  Designation of Beneficiary.............................................15
2.08  Misstatements and Adjustments..........................................15
2.09  Incontestability.......................................................15

III.  PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
________________________________________________________________________________
3.01  Net Purchase Payment...................................................16
3.02  Certificate Holder's Account...........................................16
3.03  Fund(s) Record Units -- Separate Account...............................16
3.04  Net Return Factor(s) -- Separate Account...............................16
3.05  Fund Record Unit Value -- Separate Account.............................17
3.06  Market Value Adjustment................................................17
3.07  Transfer of Current Value from the Funds or AG Account.................18
3.08  Reports................................................................19
3.09  Notice to the Certificate Holder.......................................19
3.10  Loans..................................................................19
3.11  Distribution Options...................................................19
3.12  Death Benefit Amount...................................................23
3.13  Death Benefit Options Available to Beneficiary.........................24
3.14  Required Distribution to Certificate Holder/Beneficiary................25
3.15  Liquidation of Surrender Value.........................................26
3.16  Surrender Fee..........................................................26
3.17  Payment of Surrender Value.............................................27

IV.  ANNUITY PROVISIONS
________________________________________________________________________________
                                                                            PAGE
4.01  Choices to be Made.....................................................27
4.02  Annuity Payments to Certificate Holder.................................27
4.03  Annuity Payments to Beneficiary........................................28
4.04  Terms of Annuity Options...............................................28
4.05  Death of Annuitant/Beneficiary.........................................29
4.06  Fund(s) Annuity Units -- Separate Account..............................30
4.07  Fund Annuity Unit Value -- Separate Account............................30
4.08  Annuity Net Return Factor(s) -- Separate Account.......................30
4.09  Annuity Options........................................................31

I.    GENERAL DEFINITIONS
---------------------------------------------------------------------------------------------------------------------------------

1.01  ACCOUNT:                  A record established for each Certificate Holder to maintain the value of the Net Purchase
                                Payment held on his/her behalf during the Accumulation Period.

1.02  ACCUMULATION PERIOD:      The period during which the Net Purchase Payment is applied to the Contract to provide future
                                Annuity payment(s).

1.03  ADJUSTED CURRENT VALUE:   The Current Value of a Contract plus or minus any aggregate AG Account MVA, if applicable.  (See
                                1.21)

1.04  ALIAC GUARANTEED          An accumulation option where Aetna guarantees stipulated
      ACCOUNT                   rate(s) of interest for specified periods of time.  All assets of
      (AG ACCOUNT):             Aetna, including amounts in the Nonunitized Separate Account, are available to meet the guarantees under the AG Account.

1.05  ANNUITANT:                The person whose life is measured for purposes of the guaranteed death benefit and the duration of Annuity payments under this Contract.  The Contract Holder and Annuitant must be the same person under this Contract.

1.06  ANNUITY:                  Payment of an income:

                                (a)  For the life of one or two persons;
                                (b)  For a stated period; or
                                (c)  For some combination of (a) and (b).

1.07  BENEFICIARY:              The individual or estate entitled to receive any payment from the Contract upon the death of the
                                Annuitant.

1.08  CERTIFICATE HOLDER:       A person who purchases an interest in this Contract as evidenced by a certificate.

1.09  CODE:                     The Internal Revenue Code of 1986, as it may be amended from time to time.

1.10  CONTRACT:                 This agreement between Aetna and the Contract Holder to provide an annuity which qualifies as an
                                Individual Retirement Annuity under Code Section 408(b) for the exclusive benefit of the
                                Contract Holder or his or her Beneficiary(ies).

1.11  CONTRACT HOLDER:          The entity to which a group Contract is issued.

1.12  CURRENT VALUE:            As of the most recent Valuation Period, the Net Purchase Payment and any additional amount deposited pursuant to 3.12 plus any interest added to the portion allocated to the AG Account;
                                and plus or minus the investment experience of the portion allocated to the Funds since deposit;
                                less all Maintenance Fees deducted, any amounts surrendered and any amounts applied to an
                                Annuity.

1.13  DEPOSIT PERIOD:           A calendar week, a calendar month, a calendar quarter, or any other period of time specified by Aetna during which the Net Purchase Payment, Transfers or Reinvestments are accepted into the AG Account for one or more Guaranteed Terms.  Aetna reserves the right to extend the Deposit Period.

1.14  DOLLAR COST AVERAGING:    A program that permits the Certificate Holder to systematically transfer amounts from any of the Funds and the one-year AG Account Guaranteed Term to any of the
                                Funds by completing the appropriate section of the enrollment form or a Dollar Cost
                                Averaging election form.

1.15  FIXED ANNUITY:            An Annuity with payments that do not vary in amount.

1.16  FUND(S):                  The open-end management investment companies (mutual funds) in which the Separate
                                Account invests (see Contract Schedule I for the specific fund options).

1.17  GENERAL ACCOUNT:          The account holding the assets of Aetna, other than those assets held in Aetna's separate accounts.

1.18  GUARANTEED RATE --        Aetna will declare the interest rate applicable to a specific
      AG ACCOUNT:               Guaranteed Term at the start of the Deposit Period for that Guaranteed
                                Term.  The rate is guaranteed by Aetna for that Deposit Period and the ensuing Guaranteed Term.  The Guaranteed Rate is an annual effective yield.  That is, interest is credited daily at a rate that will produce the
                                Guaranteed Rate over the period of a year.  No Guaranteed Rate will ever be less than the Minimum Guaranteed Rate shown on Contract Schedule I.

1.19  GUARANTEED TERM:          The period of time for which the AG Account Guaranteed Rate is guaranteed on the
                                Net Purchase Payment, Transfers and Reinvestments made into a current Deposit
                                Period for the AG Account.  Such period begins on the day following the close of the Deposit Period and ends on the designated Maturity Date.  Guaranteed Terms are offered at Aetna's discretion for various lengths of time ranging up to and including ten years.

                                During a Deposit Period, Aetna may make available any number of Guaranteed Terms.
                                The Contract Holder may allocate the Net Purchase Payment and Transfers into any or all of the available Guaranteed Terms.

1.20  GUARANTEED TERM(S)        All AG Account Guaranteed Term(s) with the same length of
      GROUPS:                   time from the close of the Deposit Period until the designated Maturity Date.

1.21  MAINTENANCE FEE:          The Maintenance Fee (see Contract Schedule I) will be deducted during the Accumulation
                                Period from the Current Value on each anniversary of the date the Contract is established and upon the surrender of the entire Contract.

1.22  MARKET VALUE ADJUSTMENT   An adjustment that may apply to an amount withdrawn or transferred from an AG Account
      (MVA):                    Guaranteed Term prior to the end of that Guaranteed Term.  The adjustment reflects the change in the value of the investment due to changes in interest rates since the date of deposit and is computed using the formula given in 3.06.  The adjustment is expressed as a percentage of each dollar being withdrawn.

1.23  MATURED TERM VALUE:       The amount payable on an AG Account Guaranteed Term's Maturity Date.

1.24  MATURED TERM VALUE        During the calendar month following an AG Account Maturity
      TRANSFER:                 Date, the Certificate Holder may notify Aetna's Home Office in writing to Transfer or surrender all or part of the Matured Term Value, plus interest at the new Guaranteed
                                Rate accrued thereon, from the AG Account without an MVA.  This provision only applies to the first such written request received from the Certificate Holder during this period for any Matured Term Value.

1.25  MATURITY DATE:            The last day of an AG Account Guaranteed Term.

1.26  NET PURCHASE PAYMENT:     The Purchase Payment less premium taxes, as applicable.

1.27  NONUNITIZED SEPARATE      A separate account set up by Aetna under Title 38, Section
      ACCOUNT:                  38a-433, of the Connecticut General Statutes, that holds assets for AG Account Terms.
                                There are no discrete units for this Account.  The Certificate Holder does not participate in the investment gain or loss from the assets held in the Nonunitized Separate Account.
                                Such gain or loss is borne entirely by Aetna.  These assets may be chargeable with liabilities arising out of any other business of Aetna.

1.28  PURCHASE PAYMENT:         The cash payment accepted by Aetna at its Home Office which is a rollover amount under
                                Code Section 402(c), 403(a)(4), 403(b)(8), or 408(d)(3).  Aetna may require verification that a rollover amount qualifies as such under the Code.  Payments to Simplified Employee
                                Pension plans and annual deductible and nondeductible contributions to Individual Retirement
                                Annuities are not accepted under this Contract.

                                Aetna reserves the right to refuse to accept any Purchase Payment at any time for any reason. No advance notice will be given to the Contract Holder or Certificate Holder.

1.29  REINVESTMENT:             Aetna will mail a notice to the Contract Holder
                                at least 18 calendar days and not more than 45
                                days before a Guaranteed Term's Maturity Date.
                                This notice will contain the Terms available
                                during current Deposit Periods with their
                                Guaranteed Rate, and projected Matured Term
                                Value. If no specific

                                direction is given by the Certificate Holder prior to the Maturity Date, each Matured Term
                                Value will be reinvested in the current Deposit
                                Period for a Guaranteed Term of the same duration. If a Guaranteed Term of the same duration is unavailable, each Matured Term Value will automatically be reinvested in the current
                                Deposit Period for the next shortest Guaranteed
                                Term available. If no shorter Guaranteed Term is available, the next longer Guaranteed Term will be used. Aetna will mail a confirmation statement to the Certificate Holder the next business day after the Maturity Date. This notice will sate the Guaranteed Term and Guaranteed Rate which will apply to the reinvested Matured Term Value.

1.30  SEPARATE ACCOUNT:         A separate account that buys and holds shares of
                                the Fund(s). Income, gains or losses, realized
                                or unrealized, are credited or charged to the
                                Separate Account without regard to other income,
                                gains or losses of Aetna. Aetna owns the assets
                                held in the Separate Account and is not a
                                trustee as to such amounts. This Separate
                                Account generally is not guaranteed and is held
                                at market value. The assets of the Separate
                                Account, to the extent of reserves and other
                                contract liabilities of the Account, shall not
                                be charged with other Aetna liabilities.

1.31  SURRENDER VALUE:          The amount payable by Aetna upon the surrender
                                of any portion of an Account.

1.32  TRANSFERS:                The movement of invested amounts among the
                                available Fund(s) and the AG Account under this
                                Contract during the Accumulation Period.

1.33  VALUATION PERIOD (PERIOD):The period of time for which a Fund determines its net asset value, usually from 4:15 p.m.
                                Eastern time each day the New York Stock
                                Exchange is open until 4:15 p.m. the next such day, or such other day that one or more of the Funds determines its net asset value.

1.34  VARIABLE ANNUITY:         An Annuity with payments that vary with the net
                                investment results of one or more Funds held
                                under the Separate Account.

II.   GENERAL PROVISIONS
--------------------------------------------------------------------------------

2.01  CHANGE OF CONTRACT:       Only an authorized officer of Aetna may change
                                the terms of this Contract. Aetna will notify
                                the Contract Holder in writing at least 30 days
                                before the effective date of any change. Any
                                change will not affect the amount or terms of
                                any Annuity which begins before the change.


2.01  CHANGE OF CONTRACT        Aetna may make any change that affects the AG Account
      (CONT'D):                 Market Value Adjustment (3.06) with at least 30 days advance written notice to the Contract Holder and the Certificate Holder. Any such change shall become effective for any new Term and will be applicable only if it is more favorable to the Contract Holder and/or the Certificate Holder.

                                Any change that affects any of the following under this Contract will not apply to Accounts in existence before the effective date of the change:

                                (a)  Net Purchase Payment (1.26)
                                (b)  AG Account Guaranteed Rate (1.04)
                                (c)  Net Return Factor(s) -- Separate Account (3.04)
                                (d)  Current Value (1.12)
                                (e)  Surrender Value (1.31)
                                (f)  Fund(s) Annuity Unit Value -- Separate Account (4.07)
                                (g)  Annuity Options (4.09)
                                (h)  Fixed Annuity Guaranteed Interest Rates (4.01)
                                (i)  Transfers (1.32)

                                The Contract may be changed as deemed necessary by Aetna to comply with federal or state law. Any such change is subject to the prior approval of the New York Insurance Department.

2.02 CHANGE OF FUND(S):         Aetna, or the Separate Account, may:

                                (a)  Change the Fund(s) which may be invested in by the Separate Account; and
                                (b)  Replace the shares of any Fund(s) held in the Separate Account with shares of any other Fund(s).

                                Changes must be:

                                (a)  Approved by a majority vote of the shares in the Separate Account with respect to the Fund(s) whose shares are to be replaced; or
                                (b)  Deemed necessary by Aetna under the Investment Company Act of 1940; or
                                (c)  Deemed necessary by Aetna to accomplish the purpose of the Separate Account.

                                Such changes are subject to the approval of the Superintendent of the New York
                                Insurance Department and Aetna will notify the Contract Holder of such change.

2.03 NONPARTICIPATING CONTRACT: The Contract Holder, Certificate Holders or Beneficiaries will not have a right to share in the earnings of Aetna.

2.04  PAYMENTS AND ELECTIONS:   While the Certificate Holder is living, Aetna will pay the Certificate Holder any Annuity payments as and when due. After the Certificate Holder's death, any Annuity payments required to be made will be paid in accordance with 4.05. Aetna will determine other payments and/or elections as of the end of the Valuation Period in which the request is received at its Home Office. Such payments will be made within 7 calendar days of receipt at its Home Office of a written claim for payment which is in good order, except as provided in 3.17.

2.05  STATE LAWS:               The Contract and the Certificates comply with the laws of the state in which they are delivered. Any surrender, death, or Annuity payments are equal to or greater than the minimum required by such laws. Annuity tables for legal reserve valuation shall be as required by state law. Such tables may be different from Annuity tables used to determine Annuity payments.

2.06  CONTROL OF CONTRACT:      This is a Contract between the Contract Holder and Aetna. The Contract Holder has title to the
                                Contract. Contract Holder rights are limited to accepting and rejecting Contract modifications.

                                Each Certificate Holder has a nonforfeitable right to all amounts held in his or her Account. Each
                                Certificate Holder may make any choices allowed by this contract for his or her Account. Choices made under this Contract must be in writing. Until receipt of such choices at Aetna's Home Office,
                                Aetna may rely on any previous choices made.

                                The Contract is not subject to the claims of any creditors of the Contract Holder or the Certificate
                                Holder except to the extent permitted by law.

                                The Account may not be attached, alienated, or subject to the claims of creditors of the Certificate
                                Holder except to the extent permitted by law. This Account is nontransferable by the Certificate
                                Holder. The Certificate Holder may not assign, transfer, pledge or use as collateral his or her rights under the Contract.

2.07  DESIGNATION OF            Each Certificate Holder shall name his or her Beneficiary. The
      BENEFICIARY:              Beneficiary may be changed at any time. Changes to a Beneficiary must be submitted to Aetna's Home
                                Office in writing and will not be effective until accepted by Aetna.

2.08  MISSTATEMENTS AND         If Aetna finds the age or sex of any Annuitant to be misstated,
      ADJUSTMENTS:              the amount payable under the Contract shall be adjusted for the correct age or sex; the amount of any underpayment or overpayment, with interest at six per cent per year, shall be credited to, or changed against, the current or next succeeding payment or payments to be made by Aetna under the
                                Contract.

2.09   INCONTESTABILITY:        Aetna cannot cancel the Contract because of any error of fact on the application. Aetna cannot cancel an account because of any error of fact on the enrollment form.

III.      PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
------------------------------------------------------------------------------------------------------------------------------------


3.01  NET PURCHASE PAYMENT:     This amount is the actual Purchase Payment less any premium tax. Aetna will generally deduct the premium tax when Annuity benefits are elected (see Part IV). If Aetna determines that under applicable state law, it must pay a premium tax when the Purchase Payment is received or at any other time, it will deduct the tax at that time.

                                The Net Purchase Payment will be credited among:

                                (a)  The current Deposit Period(s) for Guaranteed Terms under the AG Account; and
                                (b)  The Fund(s) in which the Separate Account invests.

                                The Certificate Holder shall tell Aetna the allocation percentage to be applied to the current
                                Deposit Period for each of the available Guaranteed Terms in the AG Account and/or each Fund.

3.02  CERTIFICATE HOLDER'S      Aetna will maintain an Account for each Certificate Holder.
      ACCOUNT:

                                Aetna will declare from time to time the acceptability and the minimum amount for additional
                                Purchase Payments. Each Account will be subject to the Terms and conditions of the Contract in effect at the time the first Purchase Payment for such account is applied to the Contract except for changes made to comply with federal or state law.

3.03  FUND(S) RECORD UNITS --   The portion of the Net Purchase Payment applied to each Fund
      SEPARATE ACCOUNT:         under the Separate Account will determine the number of Fund record units for that Fund. This number is equal to the portion of the Net Purchase Payment applied to each Fund divided by the Fund record unit value (see 3.05) for the Valuation Period in which the Purchase Payment is received in good order at Aetna's Home Office.

3.04  NET RETURN FACTOR(S) --   The net return factor(s) are used to compute all Separate
      SEPARATE ACCOUNT:         Account record units for any Fund.

                                The net return factor for each Fund is equal to 1.0000000 plus the net return rate.

                                The net return rate is equal to:

                                (a)  The value of the shares of the Fund held by the Separate Account at the end of the Valuation
                                     Period; minus
                                (b)  The value of the shares of the Fund held by the Separate Account at the start of the Valuation
                                     Period; plus or minus

3.04  NET RETURN FACTOR(S) --   (c)  Taxes (or reserves for taxes) on the Separate Account (if
      SEPARATE ACCOUNT               any); divided by
      (CONT'D):                 (d)  The total value of the Fund(s) record units and Fund(s) Annuity units of the Separate Account at the start of the Valuation Period; minus
                                (e)  A daily Separate Account charge at an annual rate as shown on Contract Schedule I for mortality and expense risks, which may include profit; and a daily administrative charge.

                                A net return rate may be more less than 0%. The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

3.05  FUND RECORD UNIT          A Fund record unit value is computed by multiplying the net
      VALUE -- SEPARATE ACCOUNT:return factors for the current Valuation Period by the Fund record unit value for the previous
                                Period. The dollar value of Fund record units, Separate Account assets, and Variable Annuity payments may go up or down due to investment gain or loss.

3.06  MARKET VALUE ADJUSTMENT:  Except as noted below, there will be an MVA for a withdrawal from the AG Account before the end of a

                                Guaranteed Term when the withdrawal is due to:

                                (a)  A Transfer; except for transfers from the one-year AG Account Guaranteed Term under the Dollar
                                     Cost Averaging program or, as specified in 1.24, AG Account Matured Term Value Transfer;
                                (b)  A full or partial surrender (including a 15% free withdrawal under 3.16), except for a partial withdrawal under the Systematic Withdrawal Option (see 3.11); or
                                (c)  An election of Annuity option 2 (see 4.09).

                                Full and partial surrenders and Transfers made within six months after the date of the Annuitant's death will be the greater of:

                                (a)  The aggregate MVA amount which is the sum of all market value adjusted amounts calculated due to a withdrawal of amounts. This total may be greater or less than the Current Value of those amounts; or
                                (b)  The applicable portion of the Current Value in the AG Account.

                                After the six-month period, the surrender or Transfer will be the aggregate MVA amount, which may be greater or less than the Current Value of those amounts.

                                The greater of the aggregate MVA amount or the applicable portion of the Current Value applies to amounts withdrawn from the AG Account on account of an election of Annuity options 3 or 4 (see
                                4.09).

3.06  MARKET VALUE ADJUSTMENT   Market value adjusted amounts will be equal to the amount
      (CONT'D):                 withdrawn multiplied by the following ratio:

                                                   x
                                                  ---
                                                  365
                                          (1 + i)
                                   --------------------
                                                   x
                                                  ---
                                                  365
                                          (1 + j)

                                Where:

                                             i  is the Deposit Period Yield
                                             j  is the Current Yield
                                             x  is the number of days remaining, (computed from Wednesday of the week of withdrawal) in the Guaranteed Term.

                                The Deposit Period Yield will be determined as follows:

                                (a)  At the close of the last business day of each week of the Deposit Period, a yield will be computed as the average of the yields on that day of U.S. Treasury Notes which mature in the last three months of the Guaranteed Term.

                                (b)  The Deposit Period Yield is the average of those yields for the Deposit Period. If withdrawal is made before the close of the Deposit Period, it is the average of those yields on each week preceding withdrawal.

                                The Current Yield is the average of the yields on the last business day of the week preceding withdrawal on the same U.S. Treasury Notes included in the Deposit Period Yield.

                                In the event that no U.S. Treasury Notes which mature in the last three months of the Guaranteed
                                Term exist, Aetna reserves the right to use the U.S. Treasury Notes that mature in the following quarter.

                                If. U.S. Treasury Notes are no longer available, a suitable replacement index, subject to approval of the Superintendent of the New York Insurance Department, would then be utilized.

                                A detailed description of the MVA has been filed with the Superintendent of the New York
                                Insurance Department.

3.07  TRANSFER OF CURRENT VALUE Before an Annuity option is elected, all or any portion of the
      FROM THE FUNDS OR         Adjusted Current Value of the Contract may be transferred from
      AG ACCOUNT:               any Fund or Guaranteed Term of the AG Account:

                                (a)  To any other Fund; or
                                (b)  To any Guaranteed Term of the AG Account available in the current Deposit Period.

3.07  TRANSFER OF CURRENT VALUE Transfer requests can be submitted as a percentage or as a dollar amount.  The minimum
      FROM THE FUNDS OR         transfer amount is shown on Contract Schedule I.  Within a Guaranteed Term Group, the
      AG ACCOUNT (CONT'D):      amount to be surrendered or transferred will be withdrawn first from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

                                The Certificate Holder may make an unlimited number of Transfers during the Accumulation period. The number of free Transfers allowed by Aetna is shown on Contract Schedule I.
                                Additional Transfers may be subject to a Transfer fee as shown on Contract Schedule I.

                                Amounts transferred from the AG Account under the Dollar Cost Averaging program, or amounts transferred as a Matured Term Value on or within the calendar month of the Term's Maturity Date, do not count against the annual Transfer limit.

                                Amounts applied to Guaranteed Terms of the AG Account may not be transferred to the Funds or to another Guaranteed Term during the Deposit Period or for 90 days after the close of the Deposit
                                Period except for (1) a Matured Term Value(s) during the calendar month following the Term's
                                Maturity Date and (2) amounts transferred from the one-year AG Account Guaranteed Term under the Dollar Cost Averaging program.

3.08  REPORTS:                  Aetna, as issuer of the Contract, will make any reports required of it by federal or state law.
                                Aetna will furnish annual calendar year reports concerning the status of the annuity.

3.09  NOTICE TO THE CONTRACT    The Contract Holder will receive quarterly statements from Aetna of:
      HOLDER:
                                (a)  The value of any amounts held in:
                                     (1)  The AG Account; and
                                     (2)  The Fund(s) under the Separate Account.
                                (b)  The number of any Fund(s) record units; and
                                (c)  The Fund(s) record unit value.

                                Such number or values will be as of a specific date no more than 60 days before the date of the notice.

3.10  LOANS:                    Loans are not available under the Contract.
3.11  DISTRIBUTION OPTIONS:     The following distribution options may be elected by the Certificate Holder during the
                                Accumulation Period.

                                (A)  ESTATE CONSERVATION OPTION (ECO) - A distribution option under which a portion of the
                                     Current Value will automatically be surrendered and distributed each year. ECO payments will be calculated based on the Account's full Current Value. The distributed amount will be withdrawn pro rata from each investment option used under the Account. A Surrender Fee will not be deducted from any portion of the Current Value which is paid as a distribution under ECO. Certificate Holders should consult their tax advisers prior to requesting this distribution option. Aetna will not be responsible for any adverse tax consequences due to receiving ECO payments.

3.11  DISTRIBUTION OPTIONS           (1)  Amount of Distribution: Each year that ECO is in effect, Aetna will calculate and
      (CONT'D)                            distribute an amount equal to the minimum required distribution under the Code. The annual distribution will be determined by dividing the Current Value as of December 31 of the year prior to the payment year, by a life expectancy factor.

                                          The Certificate Holder, or spouse Beneficiary if ECO is elected after the Certificate
                                          Holder's death, shall elect either single life expectancy or joint life expectancy.

                                          Life expectancy is computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations.

                                          Joint life expectancy can only be elected based on the joint life expectancy of the
                                          Certificate Holder and his or her Beneficiary. If the Certificate Holder makes any changes in the Beneficiary designation under the Certificate, ECO distributions after the change will be recalculated as required by IRS regulations.

                                          Life expectancies shall be recalculated annually. If the joint life expectancy is elected with a non-spouse Beneficiary, the life expectancy of the non-spouse Beneficiary must not be recalculated. Instead, the life expectancy will be calculated using the attained age of the Beneficiary during the calendar year in which the Certificate Holder attains age 70
                                          1/2, and payments for subsequent years shall be recalculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

                                          If joint life expectancy is elected with a spouse Beneficiary, at the death of either, the payments can continue and will be calculated based solely on the survivor's life expectancy. If joint life expectancy is elected with a non-spouse Beneficiary and the non-
                                          spouse Beneficiary dies first, payments will continue based on the joint life expectancy.

                                          If a single life expectancy is elected and the Certificate Holder dies, or if a joint life expectancy is elected and the survivor dies, the death benefits determined under Section
                                          3.12 will be paid to the Beneficiary in a lump sum not later than December 31 following the year of death.

                                     (2)  Minimum Initial Current Value: The ECO Minimum Initial Account Current Value is shown on
                                          Contract Schedule I. If after election of this option, the Current Value is

3.11  DISTRIBUTION OPTIONS                insufficient to make a scheduled ECO payment, Aetna will distribute the
      (CONT'D):                           entire Account balance.

                                     (3)  Date of Distribution: Distribution will be made annually on the 15th of any month or such other date as Aetna may designate or allow. The latest allowable payment date is the month of the Certificate Holder's 85th birthday. The Certificate Holder shall specify an initial distribution month, not earlier than the calendar year in which the Certificate Holder attains age 70 1/2, or such later time when distributions must commence as specified under the Code, whichever is appropriate. For a spouse Beneficiary, the earliest date is the date of the Certificate Holder's death.

                                     (4)  Election and Revocation: ECO may be elected by the Certificate Holder by submitting a written request to Aetna at its Home Office.

                                          Once elected, this option may be revoked by the Certificate Holder, or spouse Beneficiary if elected after the Contract Holder's death, by submitting a written request to Aetna at its Home Office. Any revocation will apply only to amounts not yet paid. The Certificate
                                          Holder assumes responsibility for compliance with minimum distribution rules under the
                                          Code. ECO may be elected only once by the Certificate Holder or by a spouse Beneficiary.

                                (B)  SYSTEMATIC WITHDRAWAL OPTION (SWO): A distribution option under which a portion of the
                                     Account's Current Value will automatically be surrendered and distributed each year. SWO payments will be calculated based on the Account's full Current Value. The distributed amount will be withdrawn pro rata from each investment option used under the Account. A Surrender Fee will not be deducted from any portion of the Current Value which is paid as a distribution under SWO. Certificate Holders should consult their tax advisers prior to requesting this distribution option. Aetna will not be responsible for any adverse tax consequences due to receiving SWO payments.

                                     (1)  Amount of Distribution: The Certificate Holder may elect one of the three payment methods described below.

                                          (i)    Specified Payment: Payments of a designated dollar amount. The annual amount may not be greater than the percentage of the Account's Current Value at time of election as shown on Contract Schedule I. This annual dollar amount will remain constant. The minimum SWO payment amount is shown on Contract Schedule I; or

3.11  DISTRIBUTION OPTIONS                (ii)   Specified Period:  Payments made over a period of time of at least 10 years.
      (CONT'D)                                   The maximum specified period shall be determined under the Code minimum distribution rules. The annual amount is calculated by dividing the Current Value as of December 31 of the year prior to the payment year by the number of payment years remaining; or

                                          (iii)  Specified Percentage: Payments of a designated percentage which cannot be greater than the percentage of the Current Value at the time of election as shown on
                                                 Contract Schedule I. The percentage may be changed by written request. Aetna reserves the right to limit the number of times the percentage may be changed. The annual amount is calculated by multiplying the Current Value as of December 31 of the year prior to the payment year by the designated percentage. Payments will be made until the year the Certificate Holder attains age 70 1/2 or, if elected by the spouse Beneficiary, the year the Certificate Holder would have attained age 70 1/2.


                                          Under both the Specified Payment and Specified Period payment methods, a higher amount shall be paid in any year if required under the Code minimum distribution rules. For purposes of this determination, life expectancy for the initial distribution year shall be calculated based on single life expectancy Table V of section 1.72-9 of the Income Tax
                                          Regulations. With each subsequent year, the life expectancy will be the life expectancy for the previous year reduced by one.

                                          Payments upon the Certificate Holder's death will be made to the Beneficiary in the manner described in 3.13.

                                     (2)  Minimum Initial Current Value: The Minimum Initial Current Value required to begin SWO is shown on Contract Schedule I. If after election of this option the Current Value is insufficient to make a scheduled SWO payment, Aetna will distribute the entire balance.

                                     (3)  Date of Distribution: The Certificate Holder shall specify the initial distribution date.
                                          The earliest date for distribution is the first date on which the Certificate Holder attains age 59 1/2. The latest allowable SWO payment date is the month of the Certificate
                                          Holder's 85th birthday. As elected by the Certificate Holder, SWO payments will be made on a monthly, quarterly, semi-annual or annual basis. If SWO payments are made more frequently than annually, the designated annual amount is divided by the number of payments due each year.

3.11  DISTRIBUTION OPTIONS                Subsequent distributions will be made on the 15th of any  month or such other date
      (CONT'D):                           as Aetna may designate or allow.

                                     (4)  Election and Revocation: SWO may be elected by the Certificate Holder or spouse
                                          Beneficiary if elected after the Certificate Holder's death by submitting a completed and signed election form to Aetna's Home Office.

                                          Once elected, this option may be revoked by the Certificate Holder, or spouse Beneficiary if elected after the Certificate Holder's death, by submitting a written request to Aetna at its Home Office. Any revocation will apply only to amounts not yet paid. SWO may be elected only once by the Certificate Holder or by the spouse Beneficiary.

3.12  DEATH BENEFIT AMOUNT:          If the Certificate Holder/Annuitant dies before Annuity payments start, the Beneficiary is entitled to a death benefit under the Account. The claim date is the date when proof of death and the Beneficiary's claim are received in good order at Aetna's Home Office. The amount of the death benefit is determined as follows:

                                     (a)  Death of Certificate Holder/Annuitant less than 85 years of age: The guaranteed death benefit is the greatest of:

                                          (1) The sum of all Net Purchase Payment(s) made to the Account (as of the date of death)
                                              minus the sum of all amounts surrendered, applied to an Annuity, or deducted from the
                                              Account;

                                          (2) The highest step-up value as of the date of death. A step-up value is determined on each anniversary of the Effective Date. Each step-up value is calculated as the
                                              Account's Current Value on the Effective Date anniversary, increased by the amount of any Purchase Payment(s) made, and decreased by the sum of all amounts surrendered, deducted, and/or applied to an Annuity option since the Effective Date anniversary.

                                          (3) The Account's Current Value as of the date of death.

                                          The excess, if any, of the guaranteed death benefit value over the Account's Current Value is determined as of the date of death. Any excess amount will be deposited to the Account and allocated to Aetna Variable Encore Fund as of the claim date. The Current Value on the claim date plus any excess amount deposited becomes the Account's Current Value.

                                     (b)  Death of Certificate Holder/Annuitant age 85 or greater: The death benefit is the greatest of:

3.12  DEATH BENEFIT AMOUNT                (1)  The sum of all Net Purchase Payment(s) made to the account (as of the date of death)
      (CONT'D):                                minus the sum of all amounts surrendered, applied to an Annuity, or deducted from the Account;

                                          (2)  The highest step-up value prior to the Certificate Holder's 85th birthday. A step-up value is determined on each anniversary of the Effective Date. Each step-up value is calculated as the Account's Current Value on the Effective Date anniversary, increased by the amount of any Purchase Payment(s) made, and decreased by the sum of all amounts surrendered, deducted, and/or applied to an Annuity option since the
                                               Effective Date anniversary.

                                          (3)  The Certificate Holder's Account Value as of the date of death.

                                          The excess, if any, of the guaranteed death benefit value over the Account's Current Value is determined as of the date of death. Any excess amount will be deposited in the Account and allocated to the Aetna Variable Encore Fund as of the claim date. The Current Value on the claim date, plus any excess amount deposited, becomes the Account's Current Value.

                                     (c)  At the death of a surviving spouse Beneficiary who continued the Account in his or her own name, the death benefit amount is equal to the Account's Current Value less any applicable
                                          Surrender Fee on the amount of any Purchase Payment(s) made since the death of the
                                          Certificate Holder.

3.13  DEATH BENEFIT OPTIONS          Prior to any election, or until amounts must be otherwise distributed under this section,
      AVAILABLE TO BENEFICIARY:      the Current Value of the Account will be retained in the Account. The Beneficiary has the right under the Contract to allocate or reallocate any amount to any of the available investment options (subject to an MVA, as applicable). The following options are available to the
                                     Beneficiary:

                                     (a)  If the Beneficiary is the Certificate Holder's surviving spouse, the surviving spouse may exercise all rights under the Contract and continue in the Accumulation Period, or may elect (1), (2), or (3) below. Under the Code, distributions from the Account are not required until December 31st of the year in which the original Certificate Holder would have attained age 70 1/2. The Beneficiary may elect to:

                                          (1)  Apply some or all of the Adjusted Current Value of the Account to Annuity option 2, 3 or 4 (see 4.09);

                                          (2)  Apply some or all of the Adjusted Current Value to Annuity option 1 (see 4.09); or

3.13 DEATH BENEFIT OPTIONS                (3)  Receive, at any time, a lump sum payment
     AVAILABLE TO BENEFICIARY                  equal to the Adjusted Current Value of the Account.

                                          If ECO is in effect on the Certificate Holder's date of death, the surviving spouse can elect to continue receiving ECO payments if a joint life expectancy was chosen. Otherwise, the surviving spouse must receive a lump sum payment equal to the Adjusted Current Value of the Account.

                                          If SWO is in effect and the Certificate Holder dies before the required beginning date for minimum distributions (see 3.13), SWO payments will cease and the surviving spouse may claim the death benefit in accordance with the terms of this section.

                                          If SWO is in effect and the Certificate Holder dies after the required beginning date for minimum distributions, the surviving spouse can elect to continue to receive the SWO payments. Otherwise, the surviving spouse must elect to receive a lump sum payment equal to the Adjusted Current Value.

                                     (b)  If the Beneficiary is other than the Certificate Holder's surviving spouse, then options
                                          (1), (2), or (3) under (a) above apply. Any portion of the Adjusted Current Value that is not applied to Annuity option 2, 3 or 4 by December 31st of the year following the year of the Certificate Holder's death must be distributed by December 31st of the year containing the fifth anniversary of the Certificate Holder's date of death.

                                          If ECO or SWO is in effect on the Certificate Holder's date of death, the Beneficiary must receive an automatic and immediate lump sum payment equal to the Adjusted Current Value.

                                     (c)  If no Beneficiary exists, a lump sum payment equal to the Adjusted Current Value will be made to the Certificate Holder's estate.

3.14  REQUIRED DISTRIBUTION          (a)  Certificate Holder: The entire interest of the Certificate Holder will be distributed
      TO CONTRACT HOLDER/                 or begin to be distributed no later than April 1 BENEFICIARY: following the calendar year in which the Certificate Holder attains age 70 1/2 (required beginning date), over (a) the life of the Contract Holder, or the lives of the Contract Holder and his or her designated
                                          Beneficiary, or (b) a period certain not extending beyond the life expectancy of the
                                          Contract Holder, or the joint and last survivor expectancy of the Contract Holder and his or her designated Beneficiary. Payments must be made in periodic payments at intervals no longer than one year. In addition, payments must be either nonincreasing or they may increase only as provided in Q&A F-3 of section 1.401(a)(9)-1 of the Proposed Income Tax
                                          Regulations.

3.14  REQUIRED DISTRIBUTION               All distributions made hereunder shall be made in accordance with the requirements
      TO CONTRACT HOLDER/                 of section 401(a)(9) of the Code, and the regulations thereunder, including
      BENEFICIARY (CONT'D):               the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the
                                          Proposed Income Tax Regulations.

                                          Distribution may be an Annuity as set forth in Sections 4.01 through 4.04, payments under
                                          ECO or SWO as defined in Section 3.11 or a lump sum payment.

                                     (b)  Beneficiary: If the Certificate Holder dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Certificate Holder's death.

                                          Distributions are considered to have begun if distributions are made on account of the
                                          Certificate Holder's reaching his or her required beginning date or if prior to the required beginning date distributions irrevocably commence to the Certificate Holder over a period permitted and in an Annuity form acceptable under section 1.401(a)(9) of the
                                          Income Tax Regulations.

3.15  LIQUIDATION OF                 All or any portion of the Account's Current Value may be
      SURRENDER VALUE:               surrendered at any time. Surrender requests can be submitted as a percentage of the Account
                                     Current Value or as a specific dollar amount. The Net Purchase Payment amount is withdrawn first, and then the excess value, if any. For any partial surrender amounts are withdrawn on a pro rata basis from the Fund(s) and/or the Guaranteed Term(s) Groups of the AG Account in which the Current Value is invested. Within a Guaranteed Term Group, the amount to be surrendered or transferred will be withdrawn first from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

                                     After deduction of the Maintenance Fee, if applicable, the surrendered amounts shall be reduced by a Surrender Fee, if applicable. An MVA may apply to amounts surrendered from the AG Account.


3.16  SURRENDER FEE:                 The Surrender Fee only applies to the Net Purchase Payment portion surrendered and varies according to the elapsed time since deposit (see Contract Schedule I). No Surrender Fee is deducted from any portion of the Current Value which is paid:

                                     (a)  To a Beneficiary due to the Certificate Holder's death before Annuity payments start;

3.16  SURRENDER FEE:  (CONT'D)       (b)  As a premium for an Annuity option 2, 3 or 4 under this Contract (see 4.09);

                                     (c)  As a distribution under the ECO or SWO provision (see 3.11);

                                     (d)  At least 12 months after the date of the Purchase Payment to the Account, in an amount equal to or less than 15% of the Current Value. This applies to the first surrender request, partial or full, in a calendar year. The Current Value is calculated as of the date the surrender request is received in good order at Aetna's Home Office. This waiver is not available to the Contract Holder while SWO is in effect; or

                                     (e)  For a full surrender of the Account where the Current Value of the Account is $2,500 or less and no surrenders have been taken from the Contract within the prior 12 months.

3.17  PAYMENT OF                     Under certain emergency conditions, Aetna may defer payment:
      SURRENDER VALUE:
                                     (a)  For a period of up to 6 months (unless not allowed by state law); or

                                     (b)  As provided by federal law under the Investment Company Act of 1940.

IV.  ANNUITY PROVISIONS
------------------------------------------------------------------------------------------------------------------------------------


4.01  CHOICES TO BE MADE:            The Certificate Holder may tell Aetna to apply any portion of the Adjusted Current Value (minus any premium tax) for an Annuity under option 2, 3, or 4 (see 4.09). The first Annuity payment may not be earlier than one calendar year after the Purchase Payment nor later than the first day of the month following the Annuitant's 85th birthday.

                                     When an Annuity Option is chosen, Aetna must also be told if payments are to be made other than monthly and whether to pay:

                                     (a)  A Fixed Annuity using the AG Account;
                                     (b)  A Variable Annuity using any of the Fund(s) available under this Contract for Annuity purposes; or
                                     (c)  A combination of (a) and (b).

                                     If a Fixed Annuity is chosen, the Annuity purchase rate for the option chosen reflects at least the Minimum Guaranteed Interest Rate (see Contract Schedule II), but may reflect a higher interest rate. If a Variable Annuity is chosen, the initial Annuity payment for the option chosen reflects the assumed annual return rate elected. (see Contract Schedule II).

4.02  ANNUITY PAYMENTS TO            In no event may any payments to the Annuitant under an
      CONTRACT HOLDER:               Annuity Option extend beyond:

                                     (a)  The life of the Certificate Holder;
                                     (b)  The lives of the Certificate Holder and Beneficiary;
                                     (c)  Any certain period greater than the
                                          Certificate Holder's life expectancy according to regulations under Code Section
                                          401(a)(9), determined as of the date payments are to begin; or
                                     (d)  A period greater than the joint and last survivor life expectancies of the Certificate
                                          Holder and the Certificate Holder's Beneficiary according to regulations under Code
                                          Section 401(a)(9), determined as of the date payments are to begin.

4.03  ANNUITY PAYMENTS TO            In no event may payments to the Beneficiary under an Annuity option extend beyond:
      BENEFICIARY:

                                     (a)  The life of the Beneficiary; or
                                     (b)  Any certain period greater than the Beneficiary's life expectancy as determined by regulations under Code Section 401(a)(9).

4.04  TERMS OF ANNUITY               (a)  When payments start, the age of the Annuitant plus the number of years for which payments
      OPTIONS:                            are guaranteed must not exceed 95.

                                     (b)  An Annuity option may not be elected if the first payment would be less than $50 or if the total payments in a year would be less than $250 (less if required by state law). Aetna reserves the right to increase the minimum first Annuity payment amount and the annual minimum annual Annuity payment amount based upon increases reflected in the Consumer Price
                                          Index-Urban, (CPI-U) since July 1, 1993.

                                     (c)  If a Fixed Annuity under option 2, 3 or 4 is chosen and a larger payment would result from applying the Surrender Value or, if greater, 95% of what the surrender would be if there were no surrender fee, to a current Aetna single premium immediate Annuity, Aetna will make the larger payment.

                                     (d)  For purposes of calculating the guaranteed first payment of a Variable Annuity or the payments for a Fixed Annuity, the Annuitant's and second Annuitant's adjusted age will be used. The Annuitant's and second Annuitant's adjusted age is his or her age as of the birthday closest to the Annuity commencement date reduced by one year for Annuity commencement dates occurring during the period of time from July 1, 1993 through December
                                          31, 1999. The Annuitant's and second Annuitant's age will be reduced by two years for
                                          Annuity commencement dates occurring during the period of time from January 1, 2000 through December 31, 2009. The Annuitant's and second Annuitant's age will be reduced by one

4.04  TERMS OF ANNUITY                    additional year for Annuity  commencement dates occurring in each succeeding
      OPTIONS (CONT'D):                   decade.

                                          The Annuity purchase rates for options 3 and 4 are based on mortality from 1983 Table a.
                                     (e)  Assumed Annual Net Return Rate is the interest rate used to determine the amount of the first Annuity payment under a Variable Annuity as shown on Contract Schedule II. The
                                          Separate Account must earn this rate plus enough to cover the mortality and expense risk charges (which may include profit) and administrative charges if future Variable Annuity
                                          Payments are to remain level, (see Annuity return factor under Variable Annuity Assumed
                                          Annual Net Return Rate on Contract Schedule II).

                                     (f)  Once elected, Annuity payments cannot be commuted to a lump sum except for Variable
                                          Annuity payments under option 2 (see 4.09). The life expectancy of the Certificate Holder or Certificate Holder and second Annuitant shall be irrevocable upon the election of an
                                          Annuity option.

4.05  DEATH OF ANNUITANT/            (a)  When an Annuitant dies under option 2 or 3, or both the Annuitant and the second
      BENEFICIARY:                        Annuitant die under option 4(d), the present value of any remaining guaranteed payments will be paid in one sum to the Beneficiary, or upon election by the Beneficiary, any remaining payments will continue to the Beneficiary. If option 4 has been elected and the
                                          Annuitant dies, the remaining payments will continue to the second Annuitant as successor payee.

                                     (b)  If there is no Beneficiary under option 2, 3 or 4, the present value of any remaining payments will be paid in one sum to the Certificate Holder's estate.

                                     (c)  If the Beneficiary designated under option 1 dies, the amount held plus accrued interest will be paid in one sum to a successor Beneficiary, if any, named by the designated
                                          Beneficiary. If there is no successor Beneficiary, the lump sum will be paid to the designated Beneficiary's estate.

                                     (d)  If the Beneficiary dies while receiving Annuity payments, the present value of any remaining guaranteed payments will be paid in one sum to the successor Beneficiary, or upon election by the successor Beneficiary, any remaining payments will continue to the successor Beneficiary. If no successor Beneficiary has been designated, the present value of any remaining guaranteed payments will be paid in one sum to the Beneficiary's estate.

                                     (e)  The present value will be determined as of the Valuation Period in which proof of death acceptable to Aetna and a request for payment is received at Aetna's Home Office. The interest rate used to determine the first payment will be used to calculate the present value.

4.06  FUND(S) ANNUITY UNITS --       The number of each Fund's Annuity units is based on the amount of the first Variable Annuity
      SEPARATE ACCOUNT:              payment which is equal to:

                                     (a)  The portion of the Current Value applied to pay a Variable Annuity (minus any premium tax); divided by
                                     (b)  1,000; multiplied by
                                     (c)  The payment rate for the option chosen.

                                     Such amount, or portion, of the variable payment will be divided by the appropriate Fund
                                     Annuity unit value (see 4.07) on the tenth Valuation Period before the due date of the first payment to determine the number of each Fund Annuity units. The number of each Fund Annuity units remains fixed. Each future payment is equal to the sum of the products of each Fund
                                     Annuity unit value multiplied by the appropriate number of units. The Fund Annuity unit value on the tenth Valuation Period prior to the due date of the payment is used.

4.07  FUND(S) ANNUITY UNIT           For any Valuation Period, a Fund Annuity unit value is equal to:
      VALUE -- SEPARATE
      ACCOUNT:                       (a)  The Value for the previous Period; multiplied by
                                     (b)  The Annuity net return factor(s) (see 4.08 below) for the Period; multiplied by
                                     (c)  A factor to reflect the assumed annual net return rate (see Contract Schedule II).

                                     The dollar value of a Fund Annuity unit value and Annuity payments may go up or down due to investment gain or loss.

4.08  ANNUITY NET RETURN             The Annuity net return factor(s) are used to compute Annuity payments for any Fund.
      FACTOR(S) -- SEPARATE
      ACCOUNT:
                                     The Annuity net return factor(s) for each Fund is equal to 1.0000000 plus the net return rate.

                                     The net return rate is equal to:

                                     (a)  The value of the shares of the Fund held by the Separate Account at the end of a Valuation
                                          Period; minus
                                     (b)  The value of the shares of the Fund held by the Separate Account at the start of the
                                          Valuation Period; plus or minus
                                     (c)  Taxes (or reserves for taxes) on the Separate Account (if any); divided by
                                     (d)  The total value of the Fund record units and the Fund Annuity units of the Separate
                                          Account at the start of the Valuation Period; minus
                                     (e)  A daily charge for Annuity mortality and expense risks, which may include profit, and a daily administrative charge (at the annual rate as shown on Contract Schedule II).

                                          A net return rate may be more or less than 0%.

                                          The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

4.08  ANNUITY NET RETURN             Payments shall not be changed due to changes in the mortality or expense results or
      FACTOR(S) -- SEPARATE          administrative charges.
      ACCOUNT:  (CONT'D)

4.09  ANNUITY OPTIONS:               Option 1 -- Payment of Interest on Sum Left with Aetna -- This option may be used only by the
                                     Beneficiary when the Certificate Holder dies before Aetna has started paying an Annuity. A portion or all of the sum paid upon death may be held under this option and will be held in the

                                     General Account of Aetna at interest (see 3.13 and 4.01). The Beneficiary may later tell Aetna to:

                                     (a)  Pay a portion or all of the sum held by Aetna; or
                                     (b)  Apply a portion or all of the sum held by Aetna to any Annuity option below.

                                     If a nonspouse Beneficiary elects that some or all of the Current Value is to be held under this option, the Beneficiary must tell Aetna to pay the full sum held under this option by
                                     December 31st of the year containing the fifth anniversary of the Contract Holder's date of death.

                                     Option 2 -- Payments for a Stated Period of Time -- An Annuity will be paid for the number of years chosen. The number of years must be at least 5 and not more than 30.

                                     If payments for this option are made under a Variable Annuity, the present value of any remaining payments may be withdrawn at any time. If a withdrawal is requested within 3 years after the start of payments, it will be treated as a surrender and any applicable Surrender Fee will be applied (see 3.16).

                                     Option 3 -- Life Income -- An Annuity will be paid for the life of the Annuitant. If also chosen, Aetna will guarantee payments for 60, 120, 180, or 240 months.

                                     Option 4 -- Life Income Based upon the Lives of Two Annuitants -- An Annuity will be paid during the lives of the Annuitant and a second Annuitant. Payments will continue until both
                                     Annuitants have died. When this option is chosen, a choice must be made of:

                                     (a)  100% of the payment to continue after the first death;
                                     (b)  66 2/3% of the payment to continue after the first death;
                                     (c)  50% of the payment to continue after the first death;
                                     (d)  Payments for a minimum of 120 months with 100% of the payment to continue after the first death; or
                                     (e)  100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant.

                                     Other Options -- Aetna may make other options available as allowed by the laws of the state in which this Contract and the Certificate is delivered.

                                   OPTION 2

                     PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

------------------------------------------------------------------------------------------------------
                 GUARANTEED         MONTHLY          QUARTERLY           SEMI-ANNUAL       ANNUAL
      YEARS         RATE            PAYMENT           PAYMENT              PAYMENT         PAYMENT
------------------------------------------------------------------------------------------------------

        5           3.00%            17.91              53.59               106.78          211.99
        6           3.00%            15.14              45.30                90.27          179.22
        7           3.00%            13.16              39.39                78.49          155.83
        8           3.00%            11.68              34.96                69.66          138.31
        9           3.00%            10.53              31.52                62.81          124.69
        10          3.00%             9.61              28.77                57.33          113.82
        11          3.00%             8.86              26.52                52.85          104.93
        12          3.00%             8.24              24.65                49.13           97.54
        13          3.00%             7.71              23.08                45.98           91.29
        14          3.00%             7.26              21.73                43.29           85.95
        15          3.00%             6.87              20.56                40.96           81.33
        16          3.00%             6.53              19.54                38.93           77.29
        17          3.00%             6.23              18.64                37.14           73.74
        18          3.00%             5.96              17.84                35.56           70.59
        19          3.00%             5.73              17.13                34.14           67.78
        20          3.00%             5.51              16.50                32.87           65.26
        21          3.00%             5.32              15.92                31.72           62.98
        22          3.00%             5.15              15.40                30.68           60.92
        23          3.00%             4.99              14.92                29.74           59.04
        24          3.00%             4.84              14.49                28.88           57.33
        25          3.00%             4.71              14.09                28.08           55.76
        26          3.00%             4.59              13.73                27.36           54.31
        27          3.00%             4.47              13.39                26.68           52.97
        28          3.00%             4.37              13.08                26.06           51.74
        29          3.00%             4.27              12.79                25.49           50.60
        30          3.00%             4.18              12.52                24.95           49.53
------------------------------------------------------------------------------------------------------

                                   OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

-----------------------------------------------------------------------------------------------
  ADJUSTED              NONE            60            120            180            240
   AGE OF        ------------------------------------------------------------------------------
 ANNUITANT          MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
-----------------------------------------------------------------------------------------------

       50          $4.27   $3.90  $4.26   $3.90  $4.22   $3.89  $4.17   $3.86  $4.08   $3.82
       51           4.34    3.97   4.33    3.96   4.30    3.95   4.23    3.92   4.14    3.88
       52           4.43    4.03   4.41    4.03   4.37    4.01   4.30    3.98   4.20    3.93
       53           4.51    4.10   4.50    4.10   4.45    4.08   4.37    4.04   4.26    3.99
       54           4.60    4.18   4.59    4.17   4.54    4.15   4.45    4.11   4.32    4.04

       55           4.70    4.25   4.68    4.25   4.62    4.22   4.53    4.18   4.39    4.11
       56           4.80    4.34   4.78    4.33   4.72    4.30   4.61    4.25   4.45    4.17
       57           4.91    4.42   4.89    4.41   4.82    4.38   4.69    4.32   4.51    4.23
       58           5.03    4.52   5.00    4.51   4.92    4.47   4.78    4.40   4.58    4.30
       59           5.15    4.61   5.12    4.60   5.03    4.56   4.87    4.48   4.65    4.37

       60           5.28    4.72   5.25    4.70   5.14    4.66   4.96    4.57   4.71    4.44
       61           5.43    4.83   5.39    4.81   5.27    4.76   5.06    4.66   4.78    4.51
       62           5.58    4.95   5.53    4.93   5.39    4.87   5.16    4.75   4.84    4.58
       63           5.74    5.08   5.69    5.05   5.53    4.99   5.26    4.85   4.90    4.65
       64           5.91    5.21   5.85    5.18   5.66    5.10   5.36    4.95   4.96    4.72

       65           6.10    5.36   6.03    5.32   5.81    5.22   5.46    5.05   5.02    4.79
       66           6.30    5.51   6.21    5.47   5.93    5.36   5.56    5.16   5.08    4.86
       67           6.51    5.67   6.41    5.63   6.12    5.50   5.66    5.26   5.13    4.93
       68           6.73    5.85   6.62    5.80   6.28    5.65   5.77    5.37   5.18    5.00
       69           6.97    6.04   6.84    5.98   6.44    5.80   5.86    5.49   5.23    5.06

       70           7.23    6.25   7.07    6.18   6.61    5.97   5.96    5.60   5.27    5.12
       71           7.51    6.47   7.32    6.39   6.79    6.14   6.05    5.71   5.31    5.18
       72           7.80    6.71   7.58    6.62   6.96    6.32   6.14    5.83   5.34    5.23
       73           8.12    6.98   7.85    6.86   7.14    6.50   6.23    5.94   5.37    5.28
       74           8.46    7.26   8.14    7.12   7.32    6.69   6.31    6.04   5.40    5.32

       75           8.82    7.57   8.45    7.40   7.50    6.89   6.38    6.14   5.42    5.35
-----------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

-----------------------------------------------------------------------------------------
        ADJUSTED AGES
-----------------------------
                SECOND
 ANNUITANT     ANNUITANT         OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
-----------------------------------------------------------------------------------------

    55             50              $3.69      $4.05      $4.27      $3.69      $4.13
    55             55               3.88       4.25       4.47       3.87       4.25
    55             60               3.06       4.47       4.71       4.06       4.36

    60             55               3.99       4.44       4.71       3.98       4.55
    60             60               4.24       4.71       4.99       4.23       4.70
    60             65               4.49       5.01       5.32       4.48       4.85

    65             60               4.38       4.97       5.32       4.38       5.10
    65             65               4.72       5.33       5.70       4.71       5.32
    65             70               5.07       5.75       6.17       5.05       5.54

    70             65               4.93       5.68       6.15       4.91       5.86
    70             70               5.40       6.21       6.70       5.36       6.18
    70             75               5.89       6.82       7.40       5.81       6.49

    75             70               5.69       6.68       7.32       5.62       6.92
    75             75               6.37       7.45       8.15       6.23       7.40
    75             80               7.07       8.34       9.16       6.78       7.85
-----------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Male and the Second Annuitant is Female.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

----------------------------------------------------------------------------------------
        ADJUSTED AGES
-----------------------------
               SECOND
 ANNUITANT    ANNUITANT         OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
----------------------------------------------------------------------------------------

    55            50               $3.75      $4.07      $4.26      $3.75      $3.98
    55            55                3.88       4.25       4.47       3.87       4.06
    55            60                3.99       4.44       4.71       3.98       4.12

    60            55                4.06       4.47       4.71       4.06       4.37
    60            60                4.24       4.71       4.99       4.23       4.47
    60            65                4.38       4.97       5.32       4.38       4.54

    65            60                4.49       5.01       5.32       4.48       4.89
    65            65                4.72       5.33       5.70       4.71       5.02
    65            70                4.93       5.68       6.15       4.91       5.14

    70            65                5.07       5.75       6.17       5.05       5.60
    70            70                5.40       6.21       6.70       5.36       5.79
    70            75                5.69       6.68       7.32       5.62       5.96

    75            70                5.89       6.83       7.40       5.81       6.63
    75            75                6.37       7.45       8.15       6.23       6.92
    75            80                6.78       8.11       8.99       6.54       7.15
----------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Female and the Second Annuitant is Male.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 2

                     PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

------------------------------------------------------------------------------------------------------
                 GUARANTEED         MONTHLY           QUARTERLY           SEMI-ANNUAL       ANNUAL
      YEARS         RATE            PAYMENT            PAYMENT              PAYMENT         PAYMENT
------------------------------------------------------------------------------------------------------

        5           3.50%            18.12              54.19               107.92          213.99
        6           3.50%            15.35              45.92                91.44          181.32
        7           3.50%            13.38              40.01                79.69          158.01
        8           3.50%            11.90              35.59                70.88          140.56
        9           3.50%            10.75              32.16                64.05          127.00
        10          3.50%             9.83              29.42                58.59          116.18
        11          3.50%             9.09              27.18                54.13          107.34
        12          3.50%             8.46              25.32                50.42           99.98
        13          3.50%             7.94              23.75                47.29           93.78
        14          3.50%             7.49              22.40                44.62           88.47
        15          3.50%             7.10              21.24                42.31           83.89
        16          3.50%             6.76              20.23                40.29           79.89
        17          3.50%             6.47              19.34                38.51           76.37
        18          3.50%             6.20              18.55                36.94           73.25
        19          3.50%             5.97              17.85                35.54           70.47
        20          3.50%             5.75              17.22                34.28           67.98
        21          3.50%             5.56              16.65                33.15           65.74
        22          3.50%             5.39              16.13                32.13           63.70
        23          3.50%             5.24              15.66                31.19           61.85
        24          3.50%             5.09              15.24                30.34           60.17
        25          3.50%             4.96              14.85                29.56           58.62
        26          3.50%             4.84              14.49                28.95           57.20
        27          3.50%             4.73              14.15                28.19           55.90
        28          3.50%             4.63              13.85                27.58           54.69
        29          3.50%             4.53              13.57                27.02           53.57
        30          3.50%             4.45              13.30                26.49           52.53
------------------------------------------------------------------------------------------------------

                                   OPTION 2

                     PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

------------------------------------------------------------------------------------------------------
                 GUARANTEED        MONTHLY           QUARTERLY           SEMI-ANNUAL       ANNUAL
      YEARS         RATE           PAYMENT            PAYMENT              PAYMENT         PAYMENT
------------------------------------------------------------------------------------------------------
        5           5.00%            18.74              56.00               111.33          219.98
        6           5.00%            15.99              47.77                94.96          187.64
        7           5.00%            14.02              41.90                83.30          164.59
        8           5.00%            12.56              37.52                74.58          147.35
        9           5.00%            11.42              34.11                67.81          133.99
        10          5.00%            10.51              31.40                62.42          123.34
        11          5.00%             9.77              29.19                58.03          114.66
        12          5.00%             9.16              27.36                54.38          107.45
        13          5.00%             8.64              25.81                51.31          101.39
        14          5.00%             8.20              24.50                48.69           96.21
        15          5.00%             7.82              23.36                46.44           91.75
        16          5.00%             7.49              22.37                44.47           87.88
        17          5.00%             7.20              21.51                42.75           84.48
        18          5.00%             6.94              20.74                41.23           81.47
        19          5.00%             6.71              20.06                39.88           78.80
        20          5.00%             6.51              19.46                38.68           76.42
        21          5.00%             6.33              18.91                37.59           74.28
        22          5.00%             6.17              18.42                36.62           72.35
        23          5.00%             6.02              17.98                35.73           70.61
        24          5.00%             5.88              17.57                34.93           69.02
        25          5.00%             5.76              17.20                34.20           67.57
        26          5.00%             5.65              16.87                33.53           66.25
        27          5.00%             5.54              16.56                32.92           65.04
        28          5.00%             5.45              16.28                32.35           63.93
        29          5.00%             5.36              16.01                31.83           62.90
        30          5.00%             5.28              15.77                31.35           61.95
------------------------------------------------------------------------------------------------------

                                   OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

-----------------------------------------------------------------------------------------------
   ADJUSTED             NONE            60            120            180            240
    AGE OF       ------------------------------------------------------------------------------
  ANNUITANT         MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
-----------------------------------------------------------------------------------------------

       50          $4.56   $4.20  $4.55   $4.19  $4.51   $4.18  $4.45   $4.15  $4.36   $4.11
       51           4.64    4.26   4.62    4.25   4.58    4.24   4.51    4.21   4.42    4.16
       52           4.72    4.32   4.70    4.32   4.66    4.30   4.58    4.26   4.48    4.21
       53           4.80    4.39   4.79    4.38   4.74    4.36   4.65    4.32   4.53    4.27
       54           4.89    4.46   4.87    4.46   4.82    4.43   4.73    4.39   4.59    4.32

       55           4.99    4.54   4.97    4.53   4.91    4.50   4.80    4.46   4.65    4.38
       56           5.09    4.62   5.07    4.61   5.00    4.58   4.88    4.53   4.72    4.44
       57           5.20    4.71   5.17    4.70   5.10    4.66   4.96    4.60   4.78    4.50
       58           5.32    4.80   5.29    4.79   5.20    4.75   5.05    4.68   4.84    4.57
       59           5.44    4.90   5.41    4.88   5.31    4.84   5.14    4.76   4.91    4.63

       60           5.57    5.00   5.53    4.99   5.42    4.93   5.23    4.84   4.97    4.70
       61           5.71    5.11   5.67    5.09   5.54    5.03   5.32    4.93   5.03    4.77
       62           5.86    5.23   5.81    5.21   5.66    5.14   5.42    5.02   5.09    4.84
       63           6.02    5.36   5.97    5.33   5.79    5.25   5.51    5.11   5.16    4.91
       64           6.20    5.49   6.13    5.46   5.93    5.37   5.61    5.21   5.21    4.98

       65           6.38    5.64   6.31    5.60   6.07    5.49   5.71    5.31   5.27    5.05
       66           6.58    5.79   6.49    5.75   6.22    5.63   5.81    5.41   5.32    5.12
       67           6.79    5.95   6.69    5.91   6.38    5.76   5.91    5.52   5.38    5.18
       68           7.02    6.13   6.89    6.08   6.53    5.91   6.01    5.63   5.42    5.25
       69           7.26    6.32   7.11    6.26   6.70    6.06   6.11    5.74   5.47    5.31

       70           7.52    6.53   7.35    6.45   6.86    6.23   6.20    5.85   5.51    5.37
       71           7.80    6.75   7.59    6.66   7.03    6.39   6.29    5.96   5.54    5.42
       72           8.09    6.99   7.85    6.89   7.21    6.57   6.38    6.07   5.57    5.47
       73           8.41    7.26   8.12    7.13   7.38    6.75   6.46    6.17   5.60    5.51
       74           8.75    7.54   8.41    7.39   7.55    6.94   6.53    6.28   5.63    5.55

       75           9.12    7.85   8.71    7.66   7.73    7.13   6.61    6.38   5.65    5.59
---------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

-----------------------------------------------------------------------------------------------

   ADJUSTED             NONE            60            120             180            240
    AGE OF       ------------------------------------------------------------------------------
  ANNUITANT
                    MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
-----------------------------------------------------------------------------------------------

       50          $ 5.48   $5.12  $5.46   $5.11  $5.41   $5.09  $5.34   $5.06  $5.24   $5.01
       51            5.55    5.17   5.53    5.17   5.48    5.14   5.40    5.11   5.29    5.05
       52            5.63    5.23   5.61    5.23   5.55    5.20   5.46    5.16   5.34    5.10
       53            5.71    5.30   5.69    5.29   5.62    5.26   5.53    5.22   5.40    5.15
       54            5.80    5.37   5.77    5.36   5.70    5.33   5.60    5.27   5.45    5.20

       55            5.89    5.44   5.86    5.43   5.79    5.39   5.67    5.34   5.51    5.25
       56            5.99    5.52   5.96    5.51   5.87    5.47   5.74    5.40   5.56    5.31
       57            6.10    5.60   6.06    5.59   5.97    5.54   5.82    5.47   5.62    5.37
       58            6.21    5.69   6.17    5.67   6.06    5.62   5.90    5.54   5.68    5.42
       59            6.33    5.79   6.29    5.77   6.17    5.71   5.98    5.61   5.74    5.48

       60            6.46    5.89   6.41    5.87   6.28    5.80   6.06    5.69   5.79    5.55
       61            6.60    6.00   6.55    6.07   6.39    5.90   6.15    5.77   5.85    5.61
       62            6.75    6.11   6.69    6.08   6.51    6.00   6.24    5.86   5.91    5.67
       63            6.91    6.23   6.84    6.20   6.64    6.10   6.33    5.95   5.96    5.73
       64            7.09    6.37   7.00    6.33   6.77    6.22   6.42    6.04   6.02    5.80

       65            7.27    6.51   7.18    6.46   6.91    6.34   6.52    6.13   6.07    5.86
       66            7.47    6.66   7.36    6.61   7.05    6.46   6.61    6.23   6.12    5.92
       67            7.68    6.82   7.55    6.76   7.20    6.60   6.70    6.33   6.16    5.99
       68            7.91    7.00   7.76    6.93   7.35    6.74   6.80    6.43   6.21    6.04
       69            8.15    7.19   7.98    7.11   7.51    6.89   6.89    6.54   6.25    6.10

       70            8.41    7.39   8.21    7.30   7.67    7.04   6.97    6.64   6.28    6.15
       71            8.69    7.62   8.45    7.51   7.83    7.21   7.06    6.74   6.32    6.20
       72            8.99    7.86   8.70    7.73   8.00    7.38   7.14    6.85   6.35    6.25
       73            9.31    8.12   8.97    7.97   8.16    7.55   7.21    6.95   6.37    6.29
       74            9.65    8.41   9.26    8.23   8.33    7.73   7.29    7.04   6.39    6.33

       75           10.02    8.72   9.55    8.50   8.50    7.92   7.35    7.14   6.41    6.36
-----------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

-----------------------------------------------------------------------------------------
     ADJUSTED AGES
------------------------
               SECOND
 ANNUITANT    ANNUITANT         OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
-----------------------------------------------------------------------------------------
    55            50               $3.97      $4.35      $4.56      $3.97      $4.42
    55            55                4.16       4.54       4.76       4.15       4.54
    55            60                4.34       4.76       5.00       4.34       4.64

    60            55                4.27       4.73       5.00       4.26       4.83
    60            60                4.51       4.99       5.27       4.50       4.98
    60            65                4.76       5.29       5.60       4.75       5.13

    65            60                4.66       5.25       5.61       4.65       5.39
    65            65                4.99       5.61       5.99       4.98       5.60
    65            70                5.34       6.03       6.46       5.31       5.81

    70            65                5.19       5.97       6.44       5.17       6.14
    70            70                5.67       6.49       6.99       5.62       6.47
    70            75                6.16       7.10       7.68       6.07       6.77

    75            70                5.95       6.96       7.61       5.87       7.20
    75            75                6.64       7.73       8.43       6.48       7.68
    75            80                7.33       8.62       9.45       7.02       8.13
-----------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Male and the Second Annuitant is Female.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

----------------------------------------------------------------------------------------
      ADJUSTED AGES
------------------------
               SECOND
 ANNUITANT    ANNUITANT         OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
----------------------------------------------------------------------------------------
    55            50               $4.03      $4.36      $4.55      $4.03      $4.41
    55            55                4.16       4.54       4.76       4.15       4.54
    55            60                4.27       4.73       5.00       4.26       4.83

    60            55                4.34       4.76       5.00       4.34       4.64
    60            60                4.51       4.99       5.27       4.50       4.98
    60            65                4.66       5.25       5.61       4.65       5.39

    65            60                4.76       5.29       5.60       4.75       5.13
    65            65                4.99       5.61       5.99       4.98       5.60
    65            70                5.19       5.97       6.44       5.17       6.14

    70            65                5.34       6.03       6.46       5.31       5.81
    70            70                5.67       6.49       6.99       5.62       6.47
    70            75                5.95       6.96       7.61       5.87       7.20

    75            70                6.16       7.10       7.68       6.07       6.77
    75            75                6.64       7.73       8.43       6.48       7.68
    75            80                7.04       8.39       9.29       6.79       8.70
----------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Female and the Second Annuitant is Male.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

----------------------------------------------------------------------------------------
      ADJUSTED AGES
------------------------
               SECOND
 ANNUITANT    ANNUITANT         OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
----------------------------------------------------------------------------------------

    55           50                $4.88      $5.26     $ 5.48      $4.88      $5.34
    55           55                 5.04       5.44       5.66       5.04       5.43
    55           60                 5.21       5.65       5.89       5.21       5.53

    60           55                 5.15       5.63       5.91       5.14       5.73
    60           60                 5.37       5.87       6.16       5.37       5.86
    60           65                 5.61       6.16       6.49       5.60       6.01

    65           60                 5.52       6.14       6.51       5.51       6.28
    65           65                 5.83       6.49       6.87       5.82       6.47
    65           70                 6.17       6.90       7.33       6.13       6.67

    70           65                 6.04       6.84       7.34       6.00       7.03
    70           70                 6.49       7.35       7.87       6.44       7.33
    70           75                 6.97       7.96       8.56       6.87       7.62

    75           70                 6.77       7.84       8.51       6.68       8.08
    75           75                 7.45       8.60       9.33       7.27       8.55
    75           80                 8.14       9.49      10.35       7.80       8.98
----------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Male and the Second Annuitant is Female.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

----------------------------------------------------------------------------------------
     ADJUSTED AGES
------------------------
               SECOND
 ANNUITANT    ANNUITANT         OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
----------------------------------------------------------------------------------------

    55            50               $4.93      $5.27      $5.46      $4.93      $5.19
    55            55                5.04       5.44       5.66       5.04       5.43
    55            60                5.15       5.63       5.91       5.14       5.73

    60            55                5.21       5.65       5.89       5.21       5.53
    60            60                5.37       5.87       6.16       5.37       5.86
    60            65                5.52       6.14       6.51       5.51       6.28

    65            60                5.61       6.16       6.49       5.60       6.01
    65            65                5.83       6.49       6.87       5.82       6.47
    65            70                6.04       6.84       7.34       6.00       7.03

    70            65                6.17       6.90       7.33       6.13       6.67
    70            70                6.49       7.35       7.87       6.44       7.33
    70            75                6.77       7.84       8.51       6.68       8.08

    75            70                6.97       7.96       8.56       6.87       7.62
    75            75                7.45       8.60       9.33       7.27       8.55
    75            80                7.86       9.28      10.20       7.57       9.59
----------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Female and the Second Annuitant is Male.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

    -----------------------------------------------------------------------

                         [LOGO OF AETNA APPEARS HERE]


                   AETNA LIFE INSURANCE AND ANNUITY COMPANY
                      Home Office:  151 Farmington Avenue
                         Hartford, Connecticut  06156
                                (800) 525-4225



                     CERTIFICATE OF GROUP ANNUITY COVERAGE
    -----------------------------------------------------------------------



ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.